Supplement dated July 23, 2010 to
Prospectus dated October 28, 2009

Jurika, Mills and Kiefer, LLC, the Advisor to the Counterpoint Select Fund (the “Fund”), has recommended, and the Board of Trustees of Professionally Managed Portfolios has approved, the liquidation and termination of the Fund.  This decision was based primarily on Jurika, Mills & Keifer’s desire to focus its efforts on building its private client advisory business.

The liquidation is expected to occur after the close of business on August 31, 2010.  Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Fund.

Effective August 13, 2010, the Fund will no longer accept purchases of new shares.  In addition, the Fund’s Advisor will no longer be actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and the Fund’s assets will be converted into cash and cash equivalents.  As a result, as of August 13, 2010, the Fund will no longer be pursuing its stated investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by August 31, 2010 will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank, you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status.  You must notify the Fund or your financial advisor prior to August 31, 2010 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at (866) 544-2737 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus.